Income Taxes - Deferred Income Taxes (Table) (Details) - USD ($) $ in Thousands	Dec. 31, 2015	Dec. 31, 2014
Deferred income tax assets:
Future deductible differences	$ 1,934	$ 2,271
Tax loss carry-forward	1,196	0
Total deferred income tax assets	3,130	2,271
Deferred income tax liabilities:
Intangible assets	(8,210)	(9,198)
Property, plant and equipment, net	(5,101)	(5,281)
Other	(736)	(527)
Total deferred income tax liabilities	(14,047)	(15,006)
Net deferred income tax liabilities	$ (10,917)	$ (12,735)